SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

Intermagnetics General Corporation

(Exact Name of Registrant Specified in Charter)

New York	001-11344	14-1537454

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Old Niskayuna Road, P.O. Box 461,
Latham, New York	12110-0461

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.      Financial Statements and Exhibits.

(c) The following exhibit is furnished as part of the Report on Form 8-K

Exhibit 99.1	Press release of Intermagnetics dated March 18, 2004 containing financial results for its third quarter of fiscal year 2004 ended February 22, 2004.

Item 12. Results of Operations and Financial Condition.

     The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On March 18, 2004, Intermagnetics issued a press release announcing its unaudited financial performance for its third quarter, period ended February 22, 2004. On that same date Intermagnetics conducted a conference call concerning its performance for the period ended February 22, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermagnetics General Corporation

	By:	/s/ Michael K. Burke

Michael K. Burke
Executive Vice President
and Chief Financial Officer

Dated: March 18, 2004

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Intermagnetics General Corporation Press Release, dated March 18, 2004, relating to its results of its third quarter of fiscal year 2004 ended February 22, 2004.